SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  September 12, 2005

Securitized Asset Backed Receivables LLC

(as depositor for the Securitized Asset Backed Receivables LLC Trust 2005-FR4 to be formed pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2005, relating to the Securitized Asset Backed Receivables LLC Trust 2005-FR4 Mortgage Pass
Through Certificates, Series 2005-FR4)

(Exact name of registrant as specified in its charter)

Delaware	333-108395	37-1472598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue New York, New York 10166
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 412-4000

                                       Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

Filing of Computational Materials

On October 20, 2003, a registration statement on Form S-3 (the "Registration Statement") for Securitized Asset Backed Receivables LLC (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")), and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the PSA) furnished to the Company by Barclays Capital Inc., an underwriter in respect of the Company's proposed offering of certain classes of the Securitized Asset Backed Receivables LLC Trust 2005-FR4, Mortgage Pass-Through Certificates, Series 2005-FR4 (such classes, the "Offered Certificates").

The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

Any statement or information contained in the attached Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 9.01.  Financial Statements and Events

         Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

99.1

Computational Materials and Collateral Term Sheets prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2005-FR4, Mortgage Pass-Through Certificates, Series 2005-FR4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITIZED ASSET BACKED RECEIVABLES LLC

By:/s/ Paul Menefee

    Name:  Paul Menefee

    Title:  Director

Dated:  September 12, 2005

Exhibit Index

Exhibit                                                Description

99.1

Computational Materials and Collateral Term Sheets prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2005-FR4, Mortgage Pass-Through Certificates, Series 2005-FR4.